SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  July 2, 2002

                          Lehman Brothers Holdings Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                    1-9466                      13-3216325
           (Commission File Number) (IRS Employer Identification No.)

                               745 Seventh Avenue
                               New York, NY 10019
                        (Address of principal (Zip Code)
                               executive offices)

               Registrant's telephone number, including area code:

                                 (212) 526-7000


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Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

         The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 333-61878 as exhibits thereto and are filed as part of this Report.

4.01 Global Security  representing  $1,750,000 aggregate principal amount of the
     Registrant's   10   Uncommon   Values(R)Index   SUNS(R)Stock   Upside  Note
     Securities(R)Notes Due July 2, 2005 (filed herewith)

4.02 Global Security  representing $ 2,250,000 aggregate principal amount of the
     Registrant's   10   Uncommon   Values(R)Index   SUNS(R)Stock   Upside  Note
     Securities(R)Notes Due July 2, 2005 (filed herewith)

4.03 Calculation Agency Agreement between the Registrant and Lehman Brothers Inc., as calculation agent, relating to the Registrant's 10 Uncommon Values(R)Index SUNS(R)Stock Upside Note Securities(R)Notes Due July 2, 2005 (filed herewith)

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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   LEHMAN BROTHERS HOLDINGS INC.
                                                            (Registrant)



Date:    July 2, 2002                              By:  /s/ Oliver Budde
                                                        ------------------------
                                                        Oliver Budde
                                                        Vice President

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                                  EXHIBIT INDEX



Exhibit No.       Exhibit

4.01 Global Security  representing  $1,750,000 aggregate principal amount of the
     Registrant's   10   Uncommon   Values(R)Index   SUNS(R)Stock   Upside  Note
     Securities(R)Notes Due July 2, 2005

4.02 Global Security  representing $ 2,250,000 aggregate principal amount of the
     Registrant's   10   Uncommon   Values(R)Index   SUNS(R)Stock   Upside  Note
     Securities(R)Notes Due July 2, 2005 (filed herewith)

4.03 Calculation Agency Agreement between the Registrant and Lehman Brothers Inc., as calculation agent, relating to the Registrant's 10 Uncommon Values(R)Index SUNS(R)Stock Upside Note Securities(R)Notes Due July 2, 2005

                                       4
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